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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 30, 1997



                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




        Maryland                     1-12478                           33-0698698
        Delaware                     0-22569                           33-0587829
(State of Incorporation)     (Commission File Number)   (I.R.S. Employer Identification Number)


550 Newport Center Drive, Suite 300, Newport Beach, California          92660
       (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (714) 720-5500


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

ITEM 2.   ACQUISITION OF ASSETS

Irvine Apartment Communities, L.P. is a Delaware limited partnership (the "Operating Partnership"). As of December 31, 1997, Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owned a 44.4% general partnership interest in and was the sole general partner of the Operating Partnership.

On June 30, 1997, the Operating Partnership purchased a 923-unit apartment community (the "Property") located in La Jolla, California from AOKI Construction (CA) Co., Ltd. (the "Seller") for $127.0 million. $118.0 million of the purchase price was funded by borrowings under the Operating Partnership's $250 million unsecured line of credit. The balance of the purchase price was paid in cash. Neither the Operating Partnership, the Company, any subsidiary of the Company, any subsidiary of the Operating Partnership nor any director or officer of the Company was affiliated with or had a material relationship with the Seller. This current report on Form 8-K is being filed to include pro forma financial information for the Company and the Operating Partnership for the year ended December 31, 1997. Audited historical financial information for the Property and pro forma financial information for the Company and the Operating Partnership for the year ended December 31, 1996, were included in a current report on Form 8-K of the Company and the Operating Partnership dated July 22, 1997 (filed on July 23, 1997).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a. Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997

             -  Irvine Apartment Communities, Inc............................. 3

             -  Irvine Apartment Communities, L.P............................. 4

             Notes to Pro Forma Consolidated Financial Statements ............ 5

         b.  Signatures  ..................................................... 7

                       Irvine Apartment Communities, Inc.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997




(unaudited, in thousands, except per share amounts)                     Historical      Acquisition        Pro Forma
---------------------------------------------------------------------------------------------------------------------
REVENUES
Rental income                                                             $181,902           $6,019 (a)     $187,921
Other income                                                                 4,203               60 (a)        4,263
Interest income                                                                840                               840
---------------------------------------------------------------------------------------------------------------------
                                                                           186,945            6,079          193,024
---------------------------------------------------------------------------------------------------------------------

EXPENSES
Property expenses                                                           39,370            1,115 (b)       40,485
Real estate taxes                                                           15,013              711 (c)       15,724
Property management fees                                                     5,186              120 (d)        5,306
Interest expense, net                                                       30,368            3,946 (e)       34,314
Amortization of deferred financing costs                                     2,369                             2,369
Depreciation and amortization                                               29,309            1,394 (f)       30,703
General and administrative                                                   6,747                             6,747
---------------------------------------------------------------------------------------------------------------------
                                                                           128,362            7,286          135,648
---------------------------------------------------------------------------------------------------------------------

INCOME BEFORE MINORITY INTEREST IN INCOME (LOSS)                            58,583           (1,207)          57,376
Minority interest in income (loss)                                          32,179             (662)(g)       31,517
---------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                          $26,404            ($545)         $25,859
---------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE:
Basic                                                                        $1.34                             $1.32
Diluted                                                                      $1.33                             $1.31
---------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic                                                                       19,656                            19,656
Diluted                                                                     19,793                            19,793
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

                       Irvine Apartment Communities, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1997


(unaudited, in thousands, except per unit amounts)                      Historical         Acquisition     Pro Forma
---------------------------------------------------------------------------------------------------------------------
REVENUES
Rental income                                                             $181,902           $6,019 (a)     $187,921
Other income                                                                 4,203               60 (a)        4,263
Interest income                                                                840                               840
---------------------------------------------------------------------------------------------------------------------
                                                                           186,945            6,079          193,024
---------------------------------------------------------------------------------------------------------------------

EXPENSES
Property expenses                                                           39,370            1,115 (b)       40,485
Real estate taxes                                                           15,013              711 (c)       15,724
Property management fees                                                     5,186              120 (d)        5,306
Interest expense, net                                                       30,368            3,946 (e)       34,314
Amortization of deferred financing costs                                     2,369                             2,369
Depreciation and amortization                                               29,309            1,394 (f)       30,703
General and administrative                                                   6,747                             6,747
---------------------------------------------------------------------------------------------------------------------
                                                                           128,362            7,286          135,648
---------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                          $58,583          ($1,207)         $57,376
---------------------------------------------------------------------------------------------------------------------

ALLOCATION OF NET INCOME (LOSS):
    General partner                                                        $26,404            ($545)         $25,859
    Limited partners                                                       $32,179            ($662)(g)      $31,517
---------------------------------------------------------------------------------------------------------------------

EARNINGS PER UNIT:
Basic                                                                        $1.34                             $1.32
Diluted                                                                      $1.34                             $1.31
---------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF UNITS OUTSTANDING:
Basic                                                                       43,586                            43,586
Diluted                                                                     43,723                            43,723
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

                     Irvine Apartment Communities, Inc. and
                       Irvine Apartment Communities, L.P.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in Thousands)
                                   (Unaudited)


1.    BASIS OF PRESENTATION

      Irvine Apartment Communities, L.P. (the "Operating Partnership") acquired a 923-unit apartment community (the "Property") located in La Jolla, California on June 30, 1997. As of December 31, 1997, Irvine Apartment Communities, Inc. (the "Company"), owned a 44.4% general partnership interest in and was the sole general partner of the Operating Partnership.

      The pro forma consolidated statements of operations of the Company and the Operating Partnership are unaudited and have been prepared based on the historical financial statements of the Company and the Operating Partnership for the year ended December 31, 1997.

      The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997, has been prepared based on the historical operations of the Company and the Operating Partnership for such period as if the acquisition of the Property occurred as of January 1, 1997. As the Property was acquired on June 30, 1997, the results of operations of the Property after June 30, 1997, are included in the historical operations of the Company and the Operating Partnership and accordingly are not reflected in the pro forma adjustments. In management's opinion, all adjustments necessary to reflect the effect of the acquisition of the Property have been made in the pro forma financial statements.

      The pro forma information is not necessarily indicative of what the Company's or the Operating Partnership's results of operations would have been if the acquisition of the Property had occurred at the beginning of the period presented, nor does it purport to project the Company's or the Operating Partnership's results or operations at any future date or for any future period.

      The following information should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations and all of the financial statements in the Company's and the Operating Partnership's annual report on Form 10-K for the year ended December 31, 1997.

2.    PRO FORMA ADJUSTMENTS

      (a) Increase in rental income and other income reflects the operations of the Property for the period indicated prior to the acquisition by the Operating Partnership.

      (b) Increase in property expenses reflects the operations of the Property for the period indicated prior to the acquisition by the Operating Partnership reduced for the estimated savings in property and liability insurance expense in the amount of $28 for the year ended December 31, 1997. It is the opinion of management that the Property is adequately covered by insurance.

      (c) Increase in real estate taxes for the period indicated prior to the acquisition by the Operating Partnership based on an estimated increase in the assessed value of the Property resulting from the purchase.

      (d) Increase in property management fees for the period indicated prior to the acquisition by the Operating Partnership based on the negotiated independent third party property management contract for the Property in the amount of $20 per month.

      (e) Reflects additional interest expense for the period indicated prior to the acquisition by the Operating Partnership associated with borrowings used to finance the acquisition of the Property in the amount of $118,000, calculated based on the interest rate in effect at the time of the borrowing of 6.69%. A .125% change in the interest rate of the variable rate borrowings used to finance the acquisition of the Property would change pro forma interest expense by $147 for the year ended December 31, 1997.

      (f) Represents additional depreciation for the period indicated prior to the acquisition by the Operating Partnership computed on a straight line basis using (1) estimated remaining useful life of 40 years and the depreciable cost basis of the Property ($102,863, excluding land and personal property) and (2) estimated seven year useful life for the related personal property ($1,500).

      (g) Represents the portion of all preceding pro forma adjustments attributable to the limited partners in the Operating Partnership based on an average ownership interest of 54.83% for the six months ended June 30, 1997 (date of acquisition of the Property).



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IRVINE APARTMENT COMMUNITIES, INC.



Date: April 7, 1998                           By: /s/  Shawn Howie
                                                  -----------------------------
                                                  Shawn Howie
                                                  Vice President, Corporate
                                                  Finance and Controller





                                              IRVINE APARTMENT COMMUNITIES, L.P.

                                              By: Irvine Apartment Communities,
                                                  Inc., its sole general partner



Date: April 7, 1998                           By: /s/  Shawn Howie
                                                  ------------------------------
                                                  Shawn Howie
                                                  Vice President, Corporate
                                                  Finance and Controller


                                     Page 7